UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

REAVES UTILITY INCOME FUND

(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

Attn: J. Tison Cory

1290 Broadway, Suite 1100

Denver, CO 80203

303.623.2577

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2011

To the Shareholders of Reaves Utility Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Reaves Utility Income Fund (the “Trust”) will be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on April 29, 2011 at 10:00 a.m. (Mountain time), for the following purposes:

1.  Shareholders of the Trust are being asked to elect two (2) Trustees of the Trust, to be elected by the holders of the Trust’s Common Shares (“Common Shares”) (PROPOSAL 1); and

2.  To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 1, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Jeremy O. May President and Chairman of the Board

March 11, 2011

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REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

APRIL 29, 2011

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Reaves Utility Income Fund (the “Trust”) for use at the Annual Meeting of Shareholders of the Trust to be held on April 29, 2011 at 10:00 a.m. (Mountain time) at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof (the “Meeting”).

Internet Availability of Proxy Materials

As required by the Securities and Exchange Commission (“SEC”), the Trust is furnishing proxy materials to its shareholders on the Internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet. If you would like to receive a paper copy of the Trust’s proxy materials free of charge, please follow the instructions in the Notice. The Notice of Annual Meeting of Shareholders or the Proxy Statement with the accompanying proxy card were mailed to shareholders on or about March 11, 2011.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Trust and officers and regular employees of The Bank of New York Mellon (“BNY”) (the Trust’s transfer agent), ALPS Fund Services, Inc. (“ALPS”) (the Trust’s administrator), and affiliates of BNY, ALPS or other representatives of the Trust also may solicit proxies by telephone or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Trust shares. In addition, the Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the proxy effort for the Trust. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services.

THE TRUST’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2010, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE TRUST AT 800-644-5571 OR VIA THE INTERNET AT WWW.UTILITYINCOMEFUND.COM.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on March 1, 2011 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Trust has one class of capital stock which is referred to as the Common Shares. The holders of Common Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held. As of the Record Date, there were 22,911,312 outstanding Common Shares.

The following table shows the ownership of Common Shares by each of the Trustees, the Trustees and Officers of the Trust as a group and the persons or organizations known to the Trust to be beneficial owners of more than 5% of the Trust’s outstanding Common Shares.

Trustees

Name & Address[1]	Percentage of Shares Held[2]	Total Shares Owned[2]
Non-Interested Trustees
Mary K. Anstine	None	None
Jeremy W. Deems	None	None
Michael F. Holland	Less than 1%	1,000
Larry W. Papasan	Less than 1%	1,450
Interested Trustees
Jeremy O. May	None	None
Everett L. Morris	Less than 1%	10,000

All Trustees and Executive Officers as a group	Less than 1%	12,450

5% or Greater Shareholders[3]

Merrill Lynch 101 Hudson Street, 9th Floor Jersey City, NJ 07302	26.07%	5,972,428

First Clearing LLC 2801 Market Street 9F Mail Code MO3540	13.37%	3,062,833
St. Louis, MO 63103

Charles Schwab & Co., Inc. Attn: Proxy P.O. Box 64930	8.10%	1,856,729
Phoenix, AZ 85082-4930

National Financial Services LLC Attn: Lew Trezza P.O. Box 673004	7.16%	1,639,519
Dallas, TX 75267-3004

BNY Mellon 525 William Penn Way Suite 400	6.23%	1,428,114
Pittsburgh, PA 15259

(1)	The mailing address for each Trustee is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	The following table shows Trustees’ and Executive Officers’ ownership of Shares as of December 31, 2010.
(3)	The following table shows 5% or greater shareholders’ ownership of Shares as of March 1, 2011.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT TWO (2) TRUSTEES OF THE TRUST

NOMINEES FOR THE BOARD OF TRUSTEES

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class of Trustees expires. Mary K Anstine’s and Michael F. Holland’s terms will expire at the upcoming annual shareholder meeting. Ms. Anstine and Mr. Holland have both been nominated by the Board of Trustees for a three-year term to expire at the Trust’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of Trustees of the Trust which is structured as an individual investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).

Mary K. Anstine – Ms. Anstine was President and Chief Executive Officer of HealthOne Alliance in Denver Colorado from 1995 to 2004. Ms. Anstine has also served in various executive positions with several philanthropic organizations such as the AV Hunter Trust, Colorado Uplift Board, Denver Area Council of the Boy Scouts of America and Denver Area Council of the Girl Scouts of America. Prior to that, Ms. Anstine was an Executive Vice President of First Interstate Bank of Denver, Colorado and formerly a Director of Trust Bank of Colorado (now known as Northern Trust Bank). In addition, Ms. Anstine served on the Executive Committee of the American Bankers Association. Ms. Anstine is currently a Trustee of ALPS ETF Funds, Financial Investors Variable Insurance Trust, ALPS Variable Insurance Trust and Westcore Funds. Ms. Anstine has served as Trustee for the Trust since its inception. Ms. Anstine also served as a member of the Audit Committee and Nominating and Corporate Governance Committee since their inception. Ms. Anstine has further enhanced her experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board of Trustees, in its judgment of Ms. Anstine’s professional experience in management and oversight of a variety corporate and non-profit organization and as Trustees of several other investment companies with diverse product lines, believes Ms. Anstine contributes a seasoned perspective to the Board that warrants her continued selection as a nominee to be a Trustee.

Jeremy W. Deems – Mr. Deems is currently Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC an investment management firm. Mr. Deems was formerly the Chief Financial Officer and Treasurer of Forward Management, LLC, an investment management firm, ReFlow Management Co., LLC, a liquidity resourcing company, and ReFlow Fund, LLC, a private investment fund. Mr. Deems was also Chief Financial Officer and Treasurer of Sutton Place Management, LLC and administrative services company from 2004 and 2007. Prior to that, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems currently serves as Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust and Financial Investors Variable Trust. In addition, Mr. Deems has earned a Certified Public Accountant license. Mr. Deems has been a Trustee since 2008 for the Trust. Mr. Deems also served as a Chairman of the Audit Committee and as a member of the Nominating and Corporate Governance Committee during his Trust tenure. Mr. Deems has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board of Trustees, in its judgment of Mr. Deems’ professional experience in management and oversight of firms specializing in financial services and as Trustees of several other investment companies with diverse product lines, believes Mr. Deems contributes an extensive experience in investment company operations and accounting oversight to the Board that warrants his continued selection as a nominee to be a Trustee.

Michael F. Holland – Mr. Holland is currently the Chairman of Holland & Company, an investment management firm, since 1995 and has over 40 years of experience in the financial services industry. Mr. Holland also currently serves as Chairman and Trustee of the State Street Master Funds, Director of the Holland Series Funds, Inc., and as Trustee of the Blackstone/GSO Senior Floating Rate Term Fund, the China Fund, Inc., the Taiwan Fund, Inc. and Scottish Widows Emerging Market Fund. Mr. Holland began his career at J.P. Morgan in 1968 spending twelve years managing both equity and fixed income assets for major institutional clients and high net worth individuals. He also served as Chief Executive Officer of First Boston Asset Management in the early 1980’s and later served as Chairman of Salomon Brothers Asset Management. He has also been a General Partner of the Blackstone Group, Chief Executive Officer of Blackstone Alternative Asset Management and a former Vice Chairman of Oppenheimer & Co., Inc. Mr. Holland has served as Trustee for the Trust since its inception. Mr. Holland has also served as a member of the Audit Committee and Nominating and Corporate Governance Committee for the Trust since their inception. Mr. Holland has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board of Trustees, in its judgment of Mr. Holland’s professional experience in efficient and effective operations of an investment adviser and oversight of closed-end investment companies, believes Mr. Holland contributes a wealth of industry experience in investment company operations that warrants his continued selection as a nominee to be a Trustee.

Larry W. Papasan – Mr. Papasan is currently a Trustee or Director of BioMimetics Therapeutics, Inc., Mimedx, Inc. AxioMed Spine, Bio Medical Tissues Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company. Mr. Papasan is also currently a Trustee or Director of SSR Engineering and Triumph Bankshares, Inc. Mr. Papasan was a former Trustee of First Funds mutual fund complex from 1992 to 2005, Chairman and President of Smith & Nephew, Inc. from 1991 to 2002 and President of Memphis Light Gas and Water Division during his 28 year tenure. Mr. Papasan has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s ongoing oversight of the Trust officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. Mr. Papasan has served as Trustee for the Trust since its inception. Mr. Papasan has also served as a member of the Audit Committee and the Nominating and Corporate Governance Committee for the Trust since their inception. The Board of Trustees, in its consideration of Mr. Papasan’s nearly 40 years of professional experience in a variety of senior management positions in a diverse group of industries at numerous stages of the corporate lifecycle, believes Mr. Papasan’s experiences complements the professional composition of the current Board Members and warrants his continued selection as a nominee to be a Trustee.

Jeremy O. May – Mr. May joined ALPS in 1995 and is currently the President of ALPS and a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Each of these organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange-traded funds and hedge funds. In addition, Mr. May is also currently Trustee of the ALPS Variable Insurance Trust, an open-end investment company and Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, each a closed-end investment company. Mr. May is also a member of the Board of Directors and the Audit Committee for the University of Colorado Foundation. Mr. May has served as the Trust’s Treasurer since the Trust’s inception and was appointed to the Board in 2009. Mr. May is an interested trustee and therefore does not serve as a member of the Audit Committee or the Nominating and Corporate Governance Committee. In addition, Mr. May has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board of Trustees, in its judgment of Mr. May’s long-term professional experience with operating closed-end investment companies, believes Mr. May contributes a depth of knowledge concerning day-to-day operations that further supplements the Board’s supervision and warrants his continued selection as a nominee to be a Trustee.

Everett L. Morris – Mr. Morris was a Vice President and Director of W.H. Reaves & Co, Inc. from 1993 to 2003 and prior to that he served at Public Service Enterprise and Gas from 1972 to 1993 in various positions, including Chief Accounting Officer and Executive Vice President. Mr. Morris also worked for the New York State Regulatory Commission from 1970 to 1972, the Federal Power Commission from 1964-1970, and the United States Navy from 1961-1964. Mr. Morris has also served as a Director of the DTF Tax-Free Income Fund from 1991 to 2005, Director of Duff & Phelps Utility and Corporate Bond Trust, Inc., a closed-end management company from 1993 to 2005. In addition, Mr. Morris has earned a Certified Public Accountant license. Mr. Morris has served as Trustee for the Trust since its inception but as an interested trustee does not serve as a member of the Audit Committee or the Nominating and Corporate Governance Committee. In addition, since being appointed to the Board, Mr. Morris has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Trust’s officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Trust’s multiple service providers. The Board of Trustees, in its judgment of Mr. Morris’ decades of professional experience with portfolio management and closed-end investment companies, believes Mr. Morris contributes a tenured perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees for the past five years is provided in the table below.

Additional Information About Each Trustee And the Trust’s Officers

Set forth in the table below are the nominees for election to the Board of Trustees and the current Trustees and officers of the Trust, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

Leadership Structure of the Board of Trustees

The Board of Trustees (“Board”), which has overall responsibility for the oversight of the Trust’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. May, the Chairman of the Board (“Chairman”), is not an Independent Trustee and the Trustees have not appointed a lead Independent Trustee. The Board believes that the use of an Interested Trustee as Chairman is the appropriate leadership structure for the Trust given (i) Mr. May’s role in the day to day operations of the Trust’s Administrator, (ii) the extent to which the work of the Board is conducted through the Audit Committee and Nominating and Corporate Governance Committee (each of whose meetings is chaired by an Independent Trustee) (iii) the frequency that Independent Trustees meet with their independent legal counsel and auditors in the absence of members of the Trust’s Board who are Interested Trustees of the Trust and management, (iv) relatively small size of the Board, and (v) the overall sophistication of the Independent Trustees, both individually and collectively. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Trust’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between Board meetings to generally act as the liaison between the Board and the Trust’s officers, attorneys and various other service providers, including but not limited to, the Trust’s investment adviser, administrator and other such third parties servicing the Trust. The Board believes that having an interested person serve as Chairman of the Board enables Mr. May to more effectively carry out these liaison activities. The Board also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Trust to set the agenda for Board meetings to ensure that important matters are brought to the Board’s attention and considered.

The Trust has four standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating and Corporate Governance Committee; the Executive Committee; and the Fair Value Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Trustees. The Executive Committee consists of two Interested Trustees and one Independent Trustee. The Fair Value Committee consists of various officers of the Trust and employees of W.H. Reaves & Co, Inc. and ALPS Trust Services, Inc. as well as one Independent Trustee.

Oversight of Risk Management

The Trust is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risk that may affect the Trust can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Trust’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Trust to bear certain and undeniable risks, such as investment risk, in order for the Trust to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted on the Trust’s behalf a vigorous risk program that mandates the Trust’s various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Trust. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Trust’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Trust’s service providers, (2) makes known any material changes to the policies and procedures adopted by the Trusts or their service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board, its various committees and certain officers of the Trust. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board has determined its leadership role concerning risk management, as one of oversight and not active management of the Trust’s day-to-day risk management operations.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Set forth in the table below are the existing Trustees and nominees for election to the Board of Trustees of the Trust and officers, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[5]

Non-Interested Trustees/Nominees
Mary K. Anstine Trustee Age: 70	Since Inception**	Ms. Anstine was the President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of A.V. Hunter Trust and Colorado Uplift Board. Ms. Anstine is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Funds. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	Ms. Anstine is a Trustee of ALPS ETF Trust (10); ALPS Variable Insurance Trust (1); Financial Investors Trust (10); Financial Investors Variable Insurance Trust (5); and Westcore Funds (12).

Name, Position(s), Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[5]
Jeremy W. Deems Trustee Age: 34	Since 2008*	Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust, Financial Investors Trust, and Financial Investors Variable Insurance Trust.	Mr. Deems is a Trustee of ALPS ETF Trust (10); ALPS Variable Insurance Trust (1); Financial Investors Trust (10); and Financial Investors Variable Insurance Trust (5).
Michael F. Holland Trustee Age: 66	Since Inception**	Mr. Holland is Chairman of Holland & Company, an investment management company.	Mr. Holland is a Director of Blackstone/GSO Senior Floating Rate Term Fund (1), Holland Series Funds, Inc. (1); and Trustee of State Street Master Funds (5); China Fund, Inc. (1); Taiwan Fund, Inc. (1); and Scottish Widows Emerging Market Fund (1).
Larry W. Papasan Trustee Age: 70	Since Inception***	Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company, and is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company, SSR Engineering, an engineering, and Triumph Bank. Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002).	None

Name, Position(s), Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[5]

Interested Trustees
Jeremy O. May[3] Chairman, Trustee and President Age: 40	Chairman & Trustee Since 2009* President Since 2010	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director and Executive Vice President of ALPS Holdings Inc. (“AHI”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc.(“ADI”) and FTAM Distributors, Inc. (“FDI”) Because of his positions with ALPS, AHI, AAI, ADI and FDI, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently on the Board of Directors and the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All Star Equity Fund, Liberty All Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.	Mr. May is a Trustee of the ALPS Variable Insurance Trust (1) and is on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado.
Everett L. Morris[4] Trustee Age: 82	Since Inception***	Mr. Morris is a former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with W.H. Reaves & Co., Inc., Mr. Morris is considered an “interested” Trustee of the Trust.	None

Name, Position(s), Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[5]

Officers
J. Tison Cory Secretary Age: 42	Since 2008	Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at Oppenheimer Funds, Inc. (2004- 2005) and INVESCO Funds Group, Inc. (1999-2004). Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Cory is Assistant Secretary for the RiverNorth Funds.	N/A
Lauren E. Johnson Treasurer Age: 31	Treasurer Since 2010 Assistant Treasurer 2008 - 2010	Ms. Johnson is Assistant Vice President of ALPS, and joined in September 2005 as a Trust Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003- 2005). Because of her position with ALPS, Ms. Johnson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Johnson is Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A
Ted J. Uhl Chief Compliance Officer Age: 36	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Chief Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, Cook & Bynum Fund, Financial Investor Trust and Transparent Value Trust.	N/A

(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
(2)

The Trust commenced operations on February 24, 2004. The Trust’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2013 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2011 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2012 Annual Meeting of Shareholders.
(3)	Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Trust’s sponsor.
(4)	Mr. Morris is considered to be an “interested person” (as defined in the 1940 Act) because of his former affiliation with W.H. Reaves and Co., Inc., which acts as the Trust’s investment adviser.
(5)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

Set forth in the table below is the dollar range of equity securities held in the Trust by each of the Trust’s Trustees. Since the Trust is not affiliated or associated with any “Fund Complex,” as defined under the 1940 Act, the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee is not applicable to the Trust.

Dollar Range of Equity Securities Held
Name of Trustee/Nominee	in the Trust1, [2]

Non-Interested Trustees

Mary K. Anstine	None
Jeremy W. Deems	None
Michael F. Holland	$10,001-$50,000
Larry W. Papasan	$10,001-$50,000

Interested Trustees

Jeremy O. May	None
Everett L. Morris	Over $100,000

(1) This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total shares outstanding.

Independent Trustee Transactions with Trust Affiliates

As of December 31, 2010, neither the Independent Trustees (as such term is defined by the NYSE Amex Equities listing standards) nor members of their immediate families owned securities, beneficially or of record, of W.H. Reaves & Co., Inc. (the “Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser. In addition, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. Further, during each of the last two fiscal years, neither the Independent Trustees nor member of their immediate families have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

AUDIT COMMITTEE REPORT

The role of the Trust’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Trust’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Trust’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Trust’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on September 14, 2010. The Charter is available at the Funds’ website, www.utilityincomefund.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Trust report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 14, 2010, the Audit Committee reviewed and discussed with management of the Trust and the independent accountants, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Trust as of and for the fiscal year ended October 31, 2010, and discussed the audit of such financial statements with Deloitte.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountants the written disclosures and letters required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence) and discussed the relationships between the independent accountants and the Trust and the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Trust’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Trust’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the findings of the Audit Committee, the Audit Committee has determined that it has two “audit committee financial experts,” as defined in the rules promulgated by the SEC, and as required by NYSE Amex Equities listing standards; namely, Jeremy W. Deems and Michael E. Holland.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Trust’s audited financial statements be included in the Trust’s Annual Report for the fiscal year ended October 31, 2010.

SUBMITTED BY THE AUDIT COMMITTEE OF THE TRUST’S BOARD OF TRUSTEES

Jeremy W. Deems, Chairman

Mary K. Anstine

Michael F. Holland

Larry W. Papasan

December 14, 2010

The Audit Committee met two times during the fiscal year ended October 31, 2010. The Audit Committee is composed of four of the Trust’s Independent Trustees (as such term is defined by the NYSE Amex Equities listing standards (the “NYSE Amex Listing Standards”)); namely, Ms. Mary K. Anstine and Messrs. Jeremy W. Deems, Michael F. Holland and Larry W. Papasan. None of the members of the Audit Committee are “interested persons” of the Trust.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Trustees has a Nominating and Corporate Governance Committee composed of four Independent Trustees as such term is defined by the NYSE Amex Listing Standards; namely, Ms. Mary K. Anstine and Messrs. Jerremy W. Deems, Michael F. Holland and Larry W. Papasan. The Nominating Committee met once during the fiscal year ended October 31, 2010. None of the members of the Nominating and Corporate Governance Committee are “interested persons” of the Trust. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Trust.

The shareholder recommendation described above must be sent to the Trust’s Secretary c/o ALPS Fund Services, Inc. The Trust’s Nominating and Corporate Governance Committee has not adopted a charter. If a charter is adopted in the future, it will be available at the time on the Trust’s website (www.utilityincomefund.com).

EXECUTIVE COMMITTEE

The Executive Committee meets periodically to take action, as authorized by the Board of Trustees, if the Board of Trustees cannot meet. Members of the Executive Committee are currently Ms. Anstine, Mr. Morris and Mr. May. During the fiscal year ended October 31, 2010, the Executive Committee did meet once.

COMPENSATION COMMITTEE

The Trust does not have a compensation committee.

Other Board Related Matters

The Trust does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Trust’s Annual Meeting of Shareholders in 2010.

The following table sets forth certain information regarding the compensation of the Trust’s Trustees for the fiscal year ended October 31, 2010. Trustees and Officers of the Trust who are employed by ALPS or Reaves receive no compensation or expense reimbursement from the Trust.

Compensation Table For The Fiscal Period Ended October 31, 2010

Aggregate Compensation Paid
Name of Person and Position	From the Trust*

Non-Interested Trustees

Mary K. Anstine,	$20,000
Trustee
Jeremy W. Deems	$20,000
Trustee
Michael F. Holland,	$20,000
Trustee
Larry Papasan,	$20,000
Trustee

Interested Trustees

Jeremy O. May,	None
Chairman of the Board and Trustee
Everett L. Morris,	None
Trustee

* Represents the total compensation paid to such persons during the fiscal year ended October 31, 2010 by the Trust. The Trust is not a member or affiliate of any Fund Complex.

The Trust pays each Trustee not affiliated with ALPS or W.H. Reaves & Co., Inc. (“Reaves” or “Adviser”) or their affiliates, a quarterly retainer of $3,500 per year plus $1,500 per meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustees during the fiscal year ended October 31, 2010 amounted to $80,000. During the fiscal year ended October 31, 2010, the Trustees of the Trust met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he or she is a member.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending October 31, 2011. The Trust knows of no direct financial or material indirect financial interest of Deloitte in the Trust. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2010 and 2009 were $33,500 and $32,996, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above under “Audit Fees” for fiscal years 2010 and 2009 were $0 and $0, respectively.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning for fiscal years 2010 and 2009 were $4,525 and $4,410, respectively. These fees were for services for the review of federal and state income tax returns, December dividend distributions and compliance with Revenue Rule 89-91 of the Internal Revenue Code.

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte other than the services reported in above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for fiscal years 2010 and 2009 were $9,800 and $9,500, respectively. These fees were for agreed-upon procedures performed by Deloitte related to asset coverage requirements for the Preferred Shares by Standard & Poors, as rating agencies for the Preferred Shares of the Trust.

The Trust’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Trust and all non-audit services to be provided by the auditors to the Trust’s investment adviser and service providers controlling, controlled by or under common control with the Trust’s investment adviser (“affiliates”) that provide on-going services to the Trust (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-

approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the investment adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, tax services and all other services described above for which Deloitte billed the Trust fees for the fiscal years ended October 31, 2010 and October 31, 2009 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

W. H. Reaves and Co., Inc. is the Trust’s investment adviser, and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

ALPS Fund Services, Inc. is the Trust’s administrator, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust’s officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Trust’s Shares, to file reports of ownership and changes in ownership with the SEC and the NYSE Amex Equities and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms they filed, the Trust believes that during fiscal year 2010, all Section 16(a) filing requirements applicable to Trust officers, Trustees and greater than 10% beneficial owners were complied with except in two instances. The first instance occurred when the initial Form 3 for Mr. Uhl was not filed within ten days after becoming subject to the Section 16(a) filing requirements. The initial Form 3 has since been filed with the SEC. The second instance occurred when the statement of change in beneficial ownership of securities on Form 4 of Mr. Papasan, a Trustee, was not filed within ten days after the event by which Mr. Papasan became subject to the filing requirement. The statement of change of beneficial ownership of Mr. Papasan has since been filed with the SEC.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust’s Semi-Annual Report dated April 30, 2011.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Trust or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Trust’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2011 should have been received by the Secretary of the Trust no later than December 28, 2010. In addition, pursuant to the Trust’s By-Laws, a shareholder is required to give to the Trust notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2012 annual meeting no earlier than December 1, 2011 and no later than December 31, 2011. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Trust may solicit proxies in connection with the 2011 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary the Trust does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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PROXY TABULATOR	To vote by Internet
P.O. BOX 9112 FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

REAVES UTILITY INCOME FUND

1.	To elect two (2) Trustees of the Trust: Nominees: (01) Mary K. Anstine (02) Michael F. Holland		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

			☐	☐	☐

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

<XXXXX>2

REAVES UTILITY INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Lauren E. Johnson and J. Tison Cory, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Friday, April 29, 2011 at 10:00 a.m., Mountain time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Trust as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.